UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2026

PROFUSA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41177	86-3437271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

626 Bancroft Way, Suite A

Berkeley, CA 94710

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (925) 997-6925

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PFSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 27, 2026, the Company held a Special Meeting of Stockholders (the “Meeting”), which was convened virtually at www.virtualshareholdermeeting.com/PFSA2026SM, pursuant to notice duly given. Definitive proxy materials relating to the Meeting were filed with the Securities and Exchange Commission on January 2, 2026, and were transmitted to all stockholders that held of record as of December 23, 2025 (the “Record Date”). As of the close of business on the Record Date, there were 86,414,296 shares of the Company's common stock outstanding, each share being entitled to one vote. At the Meeting, the holders of 36,835,574 shares of the Company's common stock were represented in person or by proxy, constituting a quorum.

The stockholders were asked to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to, at the discretion of our Board of Directors, effect one or more reverse stock splits over the course of the next two years with respect to our issued and outstanding common stock, par value $0.0001 per share, including any common stock held by the Company as treasury shares, at any time prior to or on January 27, 2028, at a ratio of 1-for-30 to 1-for-200, provided that the aggregate splits will not exceed a ratio of 1-for-200, with the ratio within such range to be determined at the discretion of our Board of Directors (or any of its delegated authorized persons) without further approval or authorization of our stockholders. The vote was as follows:

FOR	AGAINST	ABSTAIN
30,784,698	6,025,262	25,614

The stockholders were also asked to ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The vote was as follows:

FOR	AGAINST	ABSTAIN
35,630,736	723,688	481,150

The stockholders were also asked to authorize an adjournment or adjournments of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of the first two proposals. The vote was as follows:

FOR	AGAINST	ABSTAIN
32,090,853	4,109,480	635,241

No other actions were taken at the meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2026	Profusa, Inc.

	By:	/s/ Ben Hwang
	Name:	Ben Hwang
	Title:	Chief Executive Officer

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